









EXPION360

Industry Leader in
Lithium Battery Power Solutions

Fourth Quarter and Full Year 2024 Financial Results Conference Call

NASDAQ: XPON

Corporate Presentation

March 31, 2025

Important Cautions & Disclaimers

Certain statements contained in this presentation (this "Presentation") are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. Expion360, Inc. (the "Company") intends such statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements other than statements of historical fact, including, without limitation, statements regarding the Company's beliefs, plans and expectations about the Company's operations, future development plans, growth prospects, product pipeline and development, anticipated timing of commercial launches, the potential partnership with NeoVolta, the Company's revenue guidance and its ability to achieve its outlook, beliefs about market size and opportunity, including customer base, market conditions, and factors beyond the Company's control. These statements are not guarantees of future performance and involve a number of known and unknown risks and uncertainties, many of which are beyond our control. Our actual results may differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements contained in this Presentation regarding past trends or activities should not be taken as a representation that such trends or activities will continue in the future. The Company and its affiliates expressly disclaim any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. You should not place undue reliance on forward-looking statements, which speak only as of the date of this Presentation.

Certain information contained in this Presentation relates to, or is based on, studies, publications, surveys and other data obtained from third-party sources and the Company's own internal estimates and research. While the Company believes these third-party sources to be reliable, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its own estimates and research are reliable, such estimates and research have not been verified by any independent source.

This Presentation is not intended for any commercial purpose but strictly for educational or informational purposes only. Please note that some photographs and images appearing in this presentation are not necessarily those of the Company or accurate representations of its products or operations, but may be stock images, third-party operations, product mock-ups, and/or may have been edited for competitive or confidentiality reasons. All third-party images are used for non-commercial, illustrative and educational 'fair use' purposes only. All images and trademarks remain the property of their respective owners.

Agenda

EXPION360
NASDAQ:XPON

- **Introduction and Corporate Overview**
- **Q4 2024 & Subsequent Highlights**
- **Strategic Positioning in Premium Markets**
- **e360 Home Energy**
- **Financial Results**
- **Closing Summary**
- **Q&A**



Brian Schaffner

CEO, Interim CFO, Director

- 30+ years of executive experience in a variety of capacities including CEO, CFO, CIO and controller
- Former CFO of Expion360
- Former CEO of Capital Physical & Hand Therapy, a multi-site healthcare organization.
- Previously served as operations controller of senior care provider with $550M in annual revenues and $2B in assets

EXPION360
NASDAQ:XPON

Corporate Overview

Expion360 is an industry leader of premium lithium iron phosphate (LiFePO4) batteries and accessories for recreational vehicles, marine applications, Light Electric Vehicles (LEVs), and home energy storage solutions (HESS), as well as possible future expansion into industrial markets.

- Experts in design and integration of battery power components and finished products.
- Lithium battery advantages to lead acid include superior economies, size, capacity, durability and life span, combined with rapid solar adoption, are driving a generational transition for energy storage.
- Leveraging established experience in the RV and Marine markets to enter the larger LEV, home energy storage and industrial markets.
- Developed two home energy storage products, which are currently undergoing UL testing and certification, along with other requirements for various Authorities Having Jurisdiction necessary in order to begin commercialization.
- Strategic battery supplier for RV OEMs with multiple channels and points of distribution.
- Differentiated patented and proprietary technology creates strong defensible position.
- Management team and board of directors are experienced across engineering, technology and finance.

EXPION360
NASDAQ:XPON

Fourth Quarter 2024 & Subsequent Highlights

- **Began to fulfill purchase orders for its HESS in January 2025**
- **Signed a non-binding letter of intent with NeoVolta Inc. (Nasdaq: NEOV),** a leading innovator in energy storage solutions, providing the framework for a potential collaboration that aims to engineer a state-of-the-art battery manufacturing facility and develop innovative lithium-ion battery cell and module product designs, marking a significant milestone in the production of American-made batteries.
- **Partnered with Scout Campers**, a subsidiary of Adventurer Manufacturing, Inc., to equip their high-quality campers with Expion360's advanced lithium-ion batteries as a standard option, enhancing the energy efficiency and reliability of their products.
- **We continue to work towards additional OEM** market penetration with new major partners.
  - **November 11, 2024 – Expanded OEM relationships & distribution network.**
  - Add significant incremental revenue for Q4 2024 and an estimated $5.0 Million in incremental revenue for fiscal year 2025.
- **Closed a $2.6 million registered direct offering** and private placement priced at the market under Nasdaq rules.

EXPION360
NASDAQ:XPON

Battery Portfolio Evolution

Strategic Positioning in Established & Future Premium Markets

LiFePO4 Batteries Power:

Recreational Vehicle & Overland	Boating & Marine	Light Electric Vehicle	Home Energy Storage	Industrial Applications
Systems and appliances replacing noisy generators for off-grid power and charged by engine or solar	Trolling motors and operating cabin electronics	Golf carts with sufficient power and reliability	New home and commercial solar power storage solutions	Additional capacities for electric forklift and industrial material handling











Example potential application (not actual)

Established → **Future**

We have 11 patents pending across our five market segments.

EXPION360
NASDAQ:XPON

Future Market Expansion

e360 Home Energy

- e360 Home Energy: Recent public offering completed to advance commercialization of Home Energy Solutions
- High margin solution provides scalability and versatility
- Recurring revenue opportunity
- Target Market
  - Home and small commercial solar users and installers who want a high performance, modular, easy to install and use battery back-up capacity solution
- Market Channels
  - Solar installers
  - Electrical contractors
  - Builders in premium home & small commercial market space
  - Energy services providers
- **January 2, 2025** – Commenced shipping e360 Home Energy Storage Solutions.





***Concept mockup/artistic rendering (not actual).**

EXPION360
NASDAQ:XPON

Technology Advantages

- **Overall**: compact, high-capacity and significant reliability
- **Lithium-Iron Phosphate Chemistry**: recognized as among the safest battery chemistries
- **2-3 Times Faster Charging**: enables users to rapidly charge to capacity compared to lead acid batteries
- **Higher Energy Density**: provides 50% more usable energy compared to lead acid batteries
- **50% Lighter** than lead acid batteries
- **Innovative Mobile App** enables seamless integration to wirelessly monitor performance and view analytics
- **User-Centric**: flexible, modular, and designed for ease of placement and integration
- **Extended Lifespan**: ~12+ years; 3K-5K charging cycles. 10x more life cycles than lead acid batteries


450 Ah

e360 12 volt 450 Ah battery features new proprietary anode/cathode design that increases energy density by >32% to reach 4.5 Ah vs. traditional 3.4 Ah 26650 cells while maintaining similar cost, weight, and size of traditional cells.


Battery Info


EXPION360
EXPION360

e360 SmartTalk allows you to wirelessly monitor performance and view analytics on virtually any bluetooth-enabled mobile device.

EXPION360
NASDAQ:XPON

Why Customers Choose E360

Superior Aesthetics, Design, Materials & Construction

- Rugged Design: IP66-rated enclosures for protection in variety of environments. Easy placement and integration.
- Fiber Glass Infused ABS Plastic for Enhanced Strength
- UL-94 V0 FIRE RATED
- IP66 Dust and Water Ingress Protection Rating
- E360 (12V/360Ah) has 3.5x the Capacity of Average RV Battery and a Unique Form Factor
- Long Warranties: Up to 12 years



QUALITY CONNECTIONS
Oversized brass terminal pads.
Plainly and permanently marked polarity.

HIGH-PERFORMANCE BATTERY MANAGEMENT SYSTEM
Under or overvoltage shutdown.
Under or overtemperature shutdown.
Short circuit protection.
Auto-reset.

SAFE BATTERY CONSTRUCTION
Top-quality cells welded to thick solid-copper distribution plate.
All terminals are epoxy sealed.
TEi listed battery (UL 1973).
UL recognized cells (UL 1642) - file No. MH64383.

RUGGED CASE
UL 94 V-0 rated fiberglass-infused ABS case.
Engineered insulation.
Custom, no-slip, tie-down points.
Round corners add strength & absorb shock.
Rubber feet prevent sliding & reduce vibration.

Why Customers Choose E360

Vertical Heat Conduction™ ("VHC™") internal heating technology

- Patent-pending innovation representing a significant breakthrough in battery performance, particularly in cold climates.
- Now included in the next generation Group 27 and GC2 12V series batteries.
- VHC heating technology utilizes Positive Temperature Coefficient Heating Film ("PTCHF") to ensure uniform heat distribution across each cell, promoting optimal battery performance even in extreme cold conditions.
- Expion360's Battery Management System provides real-time monitoring and control, enhancing operational safety and longevity in cold temperatures.


CAN Bus Communication Port
VHC™ and Battery Power On/Off Switch
Oversized Dual-Connection Brass Terminals
Nickel-Plated Solid Copper Internal Bus Bar
Expion360 4.5Ah LFP High Density Cell
Internal Busbar Bolt Fastening
6-Point Spot Welding
VHC™ Heating Technology
GC2
12.8V
162AH

Product Line for Use Across Markets

EXPION360
NASDAQ:XPON



12V Group 24

60Ah, 80Ah, 95Ah



12V Group 27 LiFePO4

100Ah, 120Ah


VHC™

12V Group 27 SmartTalk™ & VHC™

100Ah, 132Ah


VHC™

12V GC2 SmartTalk™ & VHC™

144Ah, 162Ah



48V GC2 SmartTalk™

36Ah



12V EX1

368Ah



12V EX1 SmartTalk™

368Ah, 450Ah


VHC™

12V EX2 Edge SmartTalk™ & VHC™

204Ah, 240Ah


VHC™

48V EX2 Edge SmartTalk™ & VHC™

51Ah, 60Ah



AURA Powercap 600W Inverter Bundle

60Ah, 80Ah, 95Ah

Plus: Power Bundles, Mounting Kits, Adapter Cables, Inverters, Battery Monitor Kits, Chargers and Thermal Jackets

EXPION360
NASDAQ:XPON

Go-to-Market Channels

Dealer Direct

- Sell directly to dealers who offer Expion360 products to their customers
- 300+ dealers & growing

Distributors

- Our distributors provide us access to thousands of retail store locations nationwide
- Elevates brand awareness and opens the door to new applications

OEMs

- Offers customers a scalable integrated power system solutions for their products
- Highly scalable & reduced time-to-market

Private Label

- Our standardized products sold under client's existing brand
- Enables turnkey, fast time-to-market, and rapid brand expansion
- Scale compatibility

Expanding Reseller Network: **300+** Nationwide and Growing

Our Proprietary Products and Manufacturing Capabilities are at the Foundation of Our Go-to-Market Strategy

CAMPING WORLD | INTERSTATE BATTERIES Outrageously Dependable | meyer DISTRIBUTING | ALASKAN | KZ RECREATIONAL VEHICLES | SCOUT | CHINOOK RV | IMPERIAL OUTDOORS

EXPION360
NASDAQ:XPON

Fourth Quarter & Full Year 2024 Financial Highlights

$ in millions	Three Months Ended December 31		Year Ended December 31	
	2024	2023	2024	2023
Revenue	$ 2.0	$ 0.9	$ 5.6	$ 6.0
Gross Profit	$ 0.4	$ 0.2	$ 1.2	$ 1.6
Gross Margin (%)	22.1%	23.9%	20.5%	26.3%
Selling, General & Administrative Expenses	$ 1.6	$ 2.4	$ 7.9	$ 8.7
Net Loss	$ (0.3)	$ (2.2)	$ (13.5)	$ (7.5)

$ in millions	December 31, 2024	December 31, 2023
Cash and Cash Equivalents*	$ 0.5	$ 3.9

***January 3, 2025:** Closed a registered direct offering with gross proceeds to the Company of approximately $2.6 million

EXPION360
NASDAQ:XPON

Closing Summary

- **We remain confident about our growth trajectory for 2025**
- **2024 RV industry shipments are up 7.7%**[1] year-over-year through September 2024.
- **We are expanding our addressable market** by continuing to pursue the ongoing development of Home Energy Solutions.
- **We strive to share timely, impactful sales and product updates** on a regular basis and expect to continue making such announcements.
- **We were selected as strategic supplier** by multiple RV OEMs.
- **We continue to work towards additional OEM** market penetration with new major partners.
  - **November 11, 2024 – Expanded OEM relationships & distribution network.**
  - Add significant incremental revenue for Q4 2024 and an estimated $5.0 Million in incremental revenue for fiscal year 2025.
- **Expion360 is an industry leader** in premium lithium battery power storage solutions with expert design and integration of battery power components and finished products.
- **Continue to add features, improve energy density and develop unique OEM-centric form factors:**
  - Next generation Group 27 and GC2 batteries began shipping to customers in May 2024.
  - The Edge™ battery is now available for immediate delivery.

1. RV Industry Association September 2024 Monthly Shipping Report


EXPION360
2025

Q&A

Contact Us

Expion360 Headquarters
2025 SW Deerhound Ave.
Redmond, OR 97756
Tel +1 (541)797-6714

Investor Relations Contact
Chris Tyson, Executive Vice President
MZ Group - MZ North America
949-491-8235
XPON@mzgroup.us
www.mzgroup.us